Exhibit 99.1

Credit Suisse First Boston Energy Summit

Tom Hofmann February 6, 2004

Safe Harbor Statement

Those statements made by representatives of Sunoco during the course of this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco’s business prospects and performance, causing actual results to differ materially from those discussed during the this presentation. Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions; competitive products and pricing; changes in refining, chemical and other product margins; variation in petroleum-based commodity prices and availability of crude oil supply or transportation; fluctuations in supply of feedstocks and demand for products manufactured; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation spending; potential equipment malfunction; potential labor relations problems; the legislative or regulatory environment; plant construction/repair delays, non-performance by major customers, suppliers or other business partners; and political and economic conditions including the impact of potential terrorist acts and international hostilities. These and other applicable risks and uncertainties have been described more fully in Sunoco’s Third Quarter Form 10-Q, filed with the Securities and Exchange Commission on November 6, 2003. Unpredictable or unknown factors not discussed herein could also have material adverse effects on forward-looking statements. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements.

Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

Strategy

_ Strategy has been consistent

get more from existing assets

opportunistically upgrade the asset base

return cash to the shareholder

maintain financial strength

_ Differentiation versus peers

significant non-refining businesses

growth while reducing shares outstanding

significant refining leverage per share (approximately $2.70 EPS to each $1/B change in margin)

Performance

_ Our financial and operating performance has been strong… and superior to peers in many key measures

_ Over 2000—03 period:

Averaged ROCE of 12%

share price increased 135% through 1/31/04

returned $1 B to shareholders in share repurchases and dividends maintained net debt/capital in 40%—45% range

expanded and upgraded asset base

2003—04 Highlights

Opportunistic, diversified portfolio growth… prudent asset divestments… continued share buyback… increased dividends

_ Refining & Supply

Eagle Point acquisition

_ Retail Marketing

Speedway acquisition

Mid-America divestments

Pending ConocoPhillips acquisition

_ Chemicals

Equistar transaction

Plasticizers divestment

_ Coke

Agreement to build new plant in 2004

2003—04 Highlights (cont’d)

_ Logistics MLP

Increased distributions from $1.95 to $2.20/unit

Equity value up approximately 70% since 1/1/03

_ Sunoco

Increased dividend from $1.00 to $1.10/share

Repurchased 2.9 MM shares ($136 MM)

2003—04 Acquisition Summary, MM$

Annual

2003 Expected

Net Income Contribution Purchase

Contribution (NIAT) Price

Equistar/ Chemicals 14 20 198

(March 31, 2003)

Speedway/ Retail Marketing 7 15 162

(June 2003)

Eagle Point/ Refining — 65 249

(January 2004)

21 100 609*

* Includes $170 MM of inventory at acquisition date 5

Capital Spending by Business Unit, MM$

2003 2004

Actual Plan D

Refining & Supply 245 425 180

Retail Marketing 107 130 23

Chemicals 29 50 21

Logistics 39 27 (12)

Coke 5 118 113

425 750 325

Acquisitions 360 249* (111)

785 999 214

* Excludes pending retail acquisition from COP ($187 MM) 6

Capital Spending (incl. Acquisitions), MM$

2003 2004

Actual Plan

BASE

Maintenance 284 297

Turnarounds 88 103

Clean Fuels 23 175

Sub-total 395 575

GROWTH / ACQUISITIONS

Haverhill Coke Plant 1 112

Other Income Improvement 29 63

Acquisitions 360* 249**

Sub-total 390 424

TOTAL CAPITAL SPENDING 785 999

* Includes $4MM of seller financing

** Excludes pending retail acquisition from COP ($187 MM) 7

Cash Flow Model, MM$

Assumptions

Based on assets currently owned

Consensus earnings estimate… not to be considered guidance by Sunoco

Estimated 2004 cash tax rate of 10%

No change in working capital

Plasticizers divestment (1/04) plus additional retail divestment proceeds

Required debt payments are refinanced

No share repurchase / option exercises

Cash Flow, MM$

2003

Actual

Income before Special Items 335

Non-Cash / Deferred / Other 400*

Capital Expenditures—Base (395)

Dividend (79)

Free Cash Flow 261

Working Capital 172

Divestment Proceeds 82

Growth / Acquisition Capital (390)

Net Share Repurchase (84)

Net Cash Flow 41

* See reconciliation to GAAP amounts in Appendix

Cash Flow, MM$

2003 2004

Actual Model

Income before Special Items 335 365

Non-Cash / Deferred / Other 400* 525*

Capital Expenditures—Base (395) (575)

Dividend (79) (82)

Free Cash Flow 261 233

Working Capital 172 —

Divestment Proceeds 82 150

Growth / Acquisition Capital (390) (424)**

Net Share Repurchase (84) —

Net Cash Flow 41 (41)

* See reconciliation to GAAP amounts in Appendix

** Excludes pending retail acquisition from COP ($187 MM) 10

Outlook

_ The outlook for our businesses is favorable

Refining supply / demand tightening and increasing complexity to manufacture and distribute

Chemicals fundamentals improved… industry utilization rates, prices, and margins have increased

2003/04 transactions significantly increase earnings power

_ Strategy will remain consistent

Appendix

Summary of Results

2000 2001 2002 2003

Income (Loss) before Special Items, MM$ * 438 380 (25) 335

Income (Loss) before Special Items EPS, $/share * 5.01 4.63 (0.33) 4.32

ROCE,        % ** 18.7 14.8 1.6 13.8

Debt / Capital,        % (net of cash) 43*** 46 43 40

Share Repurchase, MM$ 144 393 — 136

Shares O/S @ Period-end, MM 84.8 75.5 76.4 75.4

Share Price @ Period-end, $/share 33.69 37.34 33.18 51.15

* Reconciliation of Income before Special Items to Net Income provided on succeeding schedule

** Calculated using Income before Special Items

*** Pro-forma to reflect Aristech acquisition completed 1/1/01.

A1

Earnings Profile, MM$

2000 2001 2002 2003

Refining & Supply 317 290 (31) 261

Retail Marketing 77 87 20 91

Chemicals 16 6 28 53

Logistics 46 42 33 26

Coke 61 61 42 43

Corporate / Net Financing (79) (106) (117) (139)

438 380 (25) 335

Special Items (16) 18 (22) (23)

Consolidated Net Income (Loss) 422 398 (47) 312

EPS (diluted):

Income (Loss) before Special Items 5.01 4.63 (0.33) 4.32

Special Items (0.19) 0.22 (0.29) (0.29)

Net Income (Loss) 4.82 4.85 (0.62) 4.03

A2

Company Dimensions

Capital Employed*, MM$

Coke 35

Corporate 245

Logistics 360

Refining 800

Chemicals 990

Marketing 575

*Total = $3.0 billion as of 12/31/03 g 330 MMB refining production

Approximately 4.5 B gal. retail gasoline sales

Over 5B# chemical merchant sales

75.4 MM shares outstanding as of 12/31/03

A3

Reconciliation of Non-GAAP Cash Flow, MM$

2003 2004

Actual Model

Non-cash reduction in minority interest in coke operations (3) (3)

Depreciation, depletion and amortization 363 377

Deferred income tax expense (excludes $14MM of tax benefit of special items) 125 180

Payments less than (in excess of) expense for retirement plans (45) 15

Other operating items 46 15

Other investing items (21) —

Repayments of LT debt (net of seller financing of $4 in 2003) (2) (2)

Cash distributions to investors in coke operations (48) (42)

Other financing items (15) (15)

Non-Cash/Deferred/Other 400 525

A4

Cash Flow Statement (GAAP Basis), MM$

2003 2004

Cash Flow from Operating Activities Actual Model

Net Income 312 365

Adjustments to reconcile net income (loss) to cash

provided by operating activities:

Asset write-downs and other matters 37 —

Non-cash reduction in minority interest in coke operations (3) (3)

Depreciation, depletion and amortization 363 377

Deferred income tax expense 111 180

Payments less than (in excess of) expense for retirement plans (45) 15

Changes in working capital pertaining to operating activities 172 —

Other 46 15

Net cash provided by operating activities 993 949

Cash Flows from Investing Activities

Capital expenditures (425) (575)

Acquisitions, net of seller financing of $4 in 2003 (356) (424)

Proceeds from divestments 82 150

Other (21) —

Net cash used in investing activities (720) (849)

Cash Flows from Financing Activities

Repayments of long-term debt (6) (2)

Cash distributions to investors in cokemaking operations (48) (42)

Cash dividend payments (79) (82)

Net share repurchase (84) —

Other (15) (15)

Net cash used in financing activities (232) (141)

Net increase (decrease) in cash and cash equivalents 41 (41)

A5

For More Information

Press releases and SEC filings are available on our website at www.SunocoInc.com

Contact for more information:

Terry Delaney (215) 977-6106